Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

8. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment as of December 31, 2021 and 2020 consisted of:

	December 31, 2021	December 31, 2020

Computer equipment	$85,495	$77,611
Furniture, fixture, and office and medical equipment	264,123	262,664
Leasehold improvements	542,514	542,514
Laboratory equipment	4,179,064	4,058,538
Motor vehicle	239,093	239,093
Assets in construction	1,899,169	1,899,169
	7,209,458	7,079,589
Less: accumulated depreciation	3,478,342	2,393,266
Property, plant and equipment, net	$3,731,116	$4,686,323

Depreciation expenses for property, plant and equipment amounted to $1,086,564, $1,128,867 and $1,071,799 for the years ended December 31, 2021, 2020 and 2019, respectively.

For the year ended December 31, 2020, the Group recorded $330,445 of impairment loss of buildings in other operating expenses due to the management assessed that its carrying amount may not be recoverable. On July 20, 2020, the Group signed a sales and purchase agreement to sell its property in Fo Tan, Hong Kong, at approximately $1.1 million to a third party buyer. The property was assigned to the buyer on September 1, 2020. For the year ended December 31, 2021 and 2019, no impairment loss was recorded.

For the year ended December 31, 2021, the Group recorded $392 of loss on disposal of office equipment in other operating expenses. For the year ended December 31, 2020, the Group disposed certain leasehold improvement and furniture, fixture, and office equipment as a result of the relocation of office, incurred a disposal loss of $50,197 in other operating expenses. For the year ended December 31, 2019, no gain or loss from disposal was recorded.